UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

OCUGEN, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

The below filings relate to the 2023 Annual Meeting of Shareholders of Ocugen, Inc. (the “Company”).

The following communication was made available by the Company on LinkedIn on May 11, 2023:
Submitting your proxy vote is easy! Be sure to vote and then join us for the 2023 Annual Meeting of Shareholders to be held on June 9th.

Cast your vote!

Submitting your vote is easy. Make sure you have your proxy card when you reach out.

1.800.690.6903

www.proxyvote.com

Return proxy card before June 9

ocugen

The following communication was made available by the Company on Twitter on May 11, 2023:
Have you voted? The $OCGN #AnnualMeeting is June 9 and voting is easy. Be sure to cast your vote by mail, phone or online.

Cast your vote!

Submitting your vote is easy. Make sure you have your proxy card when you reach out.

1.800.690.6903

www.proxyvote.com

Return proxy card before June 9

ocugen